UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

(a) and (b) World Wrestling Entertainment, Inc. (the “Company”) held its Annual Meeting of Stockholders on July 16, 2020 (the “Annual Meeting”). Of the 357,201,741 votes in respect of shares outstanding and entitled to vote at the Annual Meeting, 352,559,990 votes were represented at the meeting, or approximately a 98.7% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•Elected the following ten individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2021 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes

Vincent K. McMahon	345,304,877	1,029,891	6,225,222
Stephanie McMahon	344,978,672	1,356,096	6,225,222
Paul Levesque	344,763,681	1,571,087	6,225,222
Stuart U. Goldfarb	345,627,211	707,557	6,225,222
Laureen Ong	345,851,486	483,282	6,225,222
Robyn W. Peterson	345,911,333	423,435	6,225,222
Frank A. Riddick, III	344,742,297	1,592,471	6,225,222
Man Jit Singh	345,840,627	494,141	6,225,222
Jeffrey R. Speed	345,729,916	604,852	6,225,222
Alan M. Wexler	345,969,902	364,866	6,225,222

Proposal 2 – Ratification of Appointment of Independent Auditors

•Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020. There were 351,132,437 votes for the ratification of the appointment, 1,201,078 votes against the ratification of the appointment, and 226,475 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation

•In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Abstentions	Broker Non Votes

337,294,815	429,462	8,610,491	6,225,222

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	July 17, 2020	By:	/s/ BRIAN M. NURSE
Brian M. Nurse
SVP, General Counsel and Secretary